                    As filed with the Securities and Exchange
                          Commission on August 27, 2003

                           Registration Nos. 33-52643
                                    811-7149

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         [_] Pre-Effective Amendment No.


                   [X] Post-Effective Amendment No. 13

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                         COMPANY ACT OF 1940, as amended

                              [X] Amendment No. 16
                       SMITH BARNEY OREGON MUNICIPALS FUND
               (Exact name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 890-7026
              (Registrant's Telephone Number, including Area Code)

                               Christina T. Sydor

                       Smith Barney Oregon Municipals Fund
                      300 First Stamford Place, 4/th/ Floor
                               Stamford, CT 06902
                     (Name and Address of Agent for Service)

            Approximate Date of Proposed Public Offering: Continuous

    It is proposed that this filing become effective (check appropriate box):


             [_] Immediately upon filing pursuant to paragraph (b)
             [X] on August 28, 2003 pursuant to paragraph (b)
             [_] 60 days after filing pursuant to paragraph (a) (1)
             [_] on (date) pursuant to paragraph (a) (1)
             [_] 75 days after filing pursuant to paragraph (a) (2)
             [_] on (date) pursuant to paragraph (a) (2) of Rule 485


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post effective amendment

                                  PROSPECTUS




                                 SMITH BARNEY
                            OREGON MUNICIPALS FUND


      Class A, B, L and Y Shares

      August 28, 2003




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Smith Barney
Oregon Municipals Fund

 Contents


               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 11

               Sales charges................................ 12

               More about deferred sales charges............ 14

               Buying shares................................ 15

               Exchanging shares............................ 16

               Redeeming shares............................. 17

               Other things to know about share transactions 20

               Dividends, distributions and taxes........... 22

               Share price.................................. 23

               Financial highlights......................... 25



                                                   Smith Barney Mutual Funds  1

  Investments, risks and performance

Investment objective
The fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income taxes and Oregon state personal income taxes as is consistent with prudent investment management and preservation of capital.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in Oregon municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Oregon state personal income taxes. Oregon municipal securities include securities issued by the State of Oregon and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is excluded from gross income for regular federal income tax purposes and is exempt from Oregon personal income taxes.



The fund invests primarily in intermediate-term and long-term investment grade municipal securities, which have remaining maturities at the time of purchase of from three to more than twenty years. Investment grade securities are rated in any of the four highest long-term rating categories, or if unrated, determined by the manager to be of comparable quality. The fund may invest up to 25% of its assets in securities rated below investment grade or, if unrated, determined by the manager to be of comparable quality (commonly known as "junk bonds").


Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

.. Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
.. May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
.. Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer, its sector and interest rates
.. Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Smith Barney Oregon Municipals Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Interest rates rise, causing the value of the fund's portfolio to decline
..  The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
.. Oregon municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Oregon municipal issuers
..  Unfavorable legislation affects the tax-exempt status of municipal bonds
.. The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect


It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to regular federal income taxation and Oregon state taxation. The fund may realize gains subject to regular federal income taxation and Oregon state taxation on the sale of its securities or on transactions in futures contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains generally will be subject to state tax for investors that reside in states other than Oregon.


The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Who may want to invest The fund may be an appropriate investment if you:

..  Are an Oregon taxpayer in a high federal tax bracket, seeking income exempt from regular federal income tax and Oregon personal income tax
..  Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
.. Are willing to accept the risks of municipal securities, including the risks of concentrating in investments in a single state

                                                      Smith Barney Mutual Funds

Performance information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based unmanaged securities market index and an index of similar funds. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.




                        Total Return for Class A Shares

[CHART]


 1995    1996   1997    1998    1999    2000    2001   2002
-----    ----   -----   ----    ----    -----   ----   ----
19.16%   3.87%  10.19%  5.78%  (4.22)%  11.03%  5.05%  7.61%


                        Calendar years ended December 31

Quarterly returns:

(For Periods shown in the bar chart)

Highest: 7.97% in 1st quarter 1995; Lowest: (2.21)% in 2nd quarter 1999

Year to date: 3.17% through 6/30/03


Smith Barney Oregon Municipals Fund

                         Average Annual Total Returns

                     Calendar Year Ended December 31, 2002



                                                                   Since   Inception
Class A                                  1 year 5 years 10 years Inception   Date
Return Before Taxes                       3.27%  4.08%    n/a      6.44%    5/23/94
Return After Taxes on Distributions/(1)/  3.27%  4.02%    n/a      6.33%
Return After Taxes on Distributions and
Sale of Fund Shares/(1)/                  3.93%  4.09%    n/a      6.19%
OTHER CLASSES (Return Before Taxes Only)
Class B                                   2.53%  4.20%    n/a      6.40%    5/23/94
Class L                                   4.84%  4.11%    n/a      5.39%    5/16/95
Class Y**                                  n/a    n/a     n/a       n/a    11/07/94
Lehman Index/(2)/                         9.60%  6.06%    n/a      6.90%      *
Lipper Funds Average/(3)/                 8.21%  4.84%    n/a      5.94%      *


/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.


/(2)/The Lehman Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year, but reflects no deduction for fees, expenses or taxes. An investor cannot invest directly in an index.


/(3)/The Lipper Oregon Municipal Debt Funds Average reflects the performance of
    19 funds in the Oregon municipal debt fund category with reinvestment of dividends and capital gains, but reflects no deduction for sales charges or taxes. An investor cannot invest directly in an average.


 *Index comparison begins on May 31, 1994. Index performance reflects no deduction for fees, expenses or taxes.


**There were no Class Y shares outstanding for the calendar year ended December
  31, 2002.



                                                      Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.


                               Shareholder fees


  (fees paid directly from your investment) Class A Class B Class L  Class Y
    Maximum sales charge (load)
    imposed on purchases (as a % of
    offering price)                          4.00%    None   1.00%     None
    Maximum deferred sales charge
    (load) (as a % of the lower of net
    asset value at purchase or
    redemption)                               None*  4.50%   1.00%     None

                        Annual fund operating expenses
  (expenses deducted from fund assets)      Class A Class B Class L Class Y**
    Management and Administration
    fees***                                  0.50%   0.50%   0.50%    0.50%
    Distribution and service (12b-1) fees    0.15%   0.65%   0.70%     None
    Other expenses                           0.31%   0.39%   0.34%    0.31%
                                             -----   -----   -----    -----
    Total annual fund operating
    expenses***                              0.96%   1.54%   1.54%    0.81%

* You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** For Class Y shares, which were not outstanding during the fiscal year ended


April30, 2003, "Other expenses" have been estimated for the fiscal year ended


April30, 2004.

***The manager has agreed to limit total annual fund operating expenses; actual expenses were:


                                               Class A Class B Class L
          Management and Administration fees    0.35%   0.35%   0.35%
          Total annual fund operating expenses  0.81%   1.39%   1.39%


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
..  You reinvest all distributions and dividends without a sales charge

.. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


Smith Barney Oregon Municipals Fund

                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $494   $694    $910    $1,531
     Class B (redemption at end of period)  $607   $786    $939    $1,678*
     Class B (no redemption)                $157   $486    $839    $1,678*
     Class L (redemption at end of period)  $355   $582    $931    $1,916
     Class L (no redemption)                $255   $582    $931    $1,916
     Class Y (redemption at end of period)  $ 83   $259    $450    $1,002



*Assumes conversion to Class A shares approximately eight years after purchase.


  More on the fund's investments


Oregon municipal securities In addition to securities issued by the State of Oregon and certain other Oregon governmental issuers, "Oregon municipal securities" include debt obligations issued by certain non-Oregon governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Oregon municipal securities is exempt from regular federal income tax and Oregon personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Oregon municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value. The fund also may invest up to 20% of its assets in municipal securities of non-Oregon issuers. These will generally be exempt from regular federal, but not Oregon, income taxes.



Below investment grade securities Below investment grade securities, also known as "junk bonds", are considered speculative with respect to the issuer's ability to pay interest and principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities.


Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

.. To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

                                                      Smith Barney Mutual Funds

..  As a substitute for buying or selling securities
..  As a cash flow management technique


A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any types of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

  Management


Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("Citigroup Global Markets"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and Citigroup Global Markets are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Peter M. Coffey, investment officer of the manager and managing director of Citigroup Global Markets, has been responsible for the day-to-day management of the fund's portfolio since its inception. Mr. Coffey has over 34 years of securities business experience.



Management fees During the fiscal year ended April 30, 2003, the manager received an advisory fee and an administrative fee equal to 0.21% and 0.14%, respectively, of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or

Smith Barney Oregon Municipals Fund
service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain functions including shareholder record keeping and accounting services.


  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


.. If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses

.. For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well
.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors

You may buy shares from:

..  A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") .. The fund, but only if you are investing through certain Service Agents

                                                      Smith Barney Mutual Funds

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                              Initial           Additional
                                    Classes A, B, L   Class Y   All Classes
    General                             $1,000      $15 million     $50
    Monthly Systematic Investment
    Plans                                $25            n/a         $25
    Quarterly Systematic Investment
    Plans                                $50            n/a         $50
    Uniform Gifts or Transfers to
    Minor Accounts                       $250       $15 million     $50


Smith Barney Oregon Municipals Fund

  Comparing the fund's classes


Your Service Agent can help you decide which Class meets your goals. Your Service Agent may receive different compensation depending upon which Class you choose.



                    Class A            Class B            Class L          Class Y
Key features   .Initial sales     .No initial sales  .Initial sales    .No initial or
                charge             charge             charge is         deferred sales
               .You may qual      .Deferred sales     lower than        charge
                ify for reduc-     charge de-         Class A          .Must invest at
                tion or waiver     clines over       .Deferred sales    least $15 mil-
                of initial sales   time               charge for        lion
                charge            .Converts to        only 1 year      .Lower annual
               .Lower annual       Class A after 8   .Does not con      expenses than
                expenses than      years              vert to Class A   the other
                Class B and       .Higher annual     .Higher annual     Classes
                Class L            expenses than      expenses than
                                   Class A            Class A
---------------------------------------------------------------------------------------
Initial sales   Up to 4.00%;       None               1.00%             None
charge          reduced for
                large
                purchases and
                waived for
                certain
                investors. No
                charge for
                purchases of
                $500,000 or
                more
---------------------------------------------------------------------------------------
Deferred sales  1.00% on           Up to 4.50%        1.00% if you      None
charge          purchases of       charged when       redeem within
                $500,000 or        you redeem         1 year of
                more if you        shares. The        purchase
                redeem within      charge is
                1 year of          reduced over
                purchase           time and there
                                   is no deferred
                                   sales charge
                                   after 5 years
---------------------------------------------------------------------------------------
Annual          0.15% of           0.65% of           0.70% of          None
distribution    average daily      average daily      average daily
and service     net assets         net assets         net assets
fees
---------------------------------------------------------------------------------------
Exchange        Class A shares     Class B shares     Class L shares    Class Y shares
Privilege*      of most Smith      of most Smith      of most Smith     of most Smith
                Barney funds       Barney funds       Barney funds      Barney funds
---------------------------------------------------------------------------------------


* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them:



                                Sales Charge Sales Charge Broker/Dealer
                                 as a % of    as a % of    commissions
                                  offering    net amount     as % of
Amount of purchase               price (%)   invested (%) offering price
Less than $25,000                   4.00         4.17         3.60
$25,000 but less than $50,000       3.50         3.63         3.15
$50,000 but less than $100,000      3.00         3.09         2.70
$100,000 but less than $250,000     2.50         2.56         2.25
$250,000 but less than $500,000     1.50         1.52         1.35
$500,000 or more                     -0-          -0-      up to 1.00*


* A distributor pays up to 1.00% to the Service Agent.


Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege - lets you combine the current value of Class A shares owned

 .   by you, or
 .   by members of your immediate family,

Smith Barney Oregon Municipals Fund
and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members
..  Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


           Year after purchase   1st  2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 4.5% 4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.



                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:         Shares issued:
At initial                 On reinvestment of     Upon exchange from
purchase                   dividends and          another Smith Barney
                           distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase                as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as a
                           dividend)

Class L shares

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.



Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of 0.70% of the average daily net assets represented by the Class L shares held by their clients.


Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Smith Barney Oregon Municipals Fund

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.
                    If you do not provide the following information, your order will be rejected:
                    Class of shares being bought
                    Dollar amount or number of shares being bought
                    Your Service Agent may charge an annual account maintenance fee.
      -------------------------------------------------------------------

                                                      Smith Barney Mutual Funds

   Through the fund Certain investors who are clients of certain Service
                    Agents are eligible to buy shares directly from the fund.

                    .Write the fund at the following address:
                        Smith Barney Oregon Municipals Fund
                        (Specify class of shares)
                        P.O. Box 9699
                        Providence, Rhode Island 02940-9699
                    .Enclose a check to pay for the shares. For initial
                      purchases, complete and send an account
                      application.
                    .For more information, please call Smith Barney
                      Shareholder Services at 1-800-451-2010.
   --------------------------------------------------------------------------
          Through a You may authorize your Service Agent or the sub-transfer systematic agent to transfer funds automatically from (i) a regular investment plan bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money mar-ket funds, in order to buy shares on a regular basis.

                    .Amounts transferred should be at least: $25
                      monthly or $50 quarterly
                    .If you do not have sufficient funds in your ac-
                      count on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

  Exchanging shares


    Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging. An exchange is a taxable transaction. varying needs of both large and .You may exchange shares only for shares of the
        small investors   same class of another Smith Barney fund. Not all
                          Smith Barney funds offer all classes.
                        .Not all Smith Barney funds may be offered in your
                          state of residence. Contact your Service Agent or
                          the transfer agent for further information.
                        .Exchanges of Class A, Class B and Class L shares
                          are subject to minimum investment requirements
                          (except for systematic investment plan ex-changes) and all shares are subject to the other requirements of the fund into which exchanges are made.


Smith Barney Oregon Municipals Fund

                   .If you hold share certificates, the transfer agent
                     must receive the certificates endorsed for transfer
                     or with signed stock powers (documents trans-
                     ferring ownership of certificates) before the ex-
                     change is effective.
                   .The fund may suspend or terminate your ex-
                     change privilege if you engage in an excessive pat-
                     tern of exchanges.
  ---------------------------------------------------------------------------
         Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
           charges
                   Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. Call Smith Barney Share-holder Services at 1-800-451-2010 between 9:00 a.m.
                   and 4:00 p.m. (Eastern time).

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
  ---------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


  Redeeming shares

        Generally Contact your Service Agent to redeem shares of the fund.

                  If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                                                      Smith Barney Mutual Funds

                   If the shares are held by a fiduciary or corporation, other documents may be required.

                   Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                   If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
      --------------------------------------------------------------------
           By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                       Smith Barney Oregon Municipals Fund
                       (Specify class of shares)
                       c/o PFPC Global Fund Services
                       P.O. Box 9699
                       Providence, Rhode Island 02940-9699

                   Your written request must provide the following:

                   .The fund name and account number
                   .The class of shares and the dollar amount or
                     number of shares to be redeemed
                   .Signatures of each owner exactly as the account is
                     registered
      --------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to author-ize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
                   Stock Exchange is open. Call Smith Barney Share-holder Services at 1-800-451-2010 between 9:00 a.m.
                   and 4:00 p.m. (Eastern time).


Smith Barney Oregon Municipals Fund

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. The sub-transfer
                 agent may charge a fee on a wire or an electronic
                 transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 and each automatic redemption
                 must be at least $50. If your shares are subject to a de-
                 ferred sales charge, the sales charge will be waived if
                 your automatic payments do not exceed 1% per month
                 of the value of your shares subject to a deferred sales
                 charge.

                 The following conditions apply:

                 .Your shares must not be represented by certifi-
                   cates
                 .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions

Smith Barney Oregon Municipals Fund

..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.




                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes




Dividends and Distributions The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects dividends to be primarily from income. Distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.




                                            Oregon personal
Transaction        Federal tax status       income tax status
Redemption or      Usually capital gain or  Usually capital gain or
exchange of shares loss; long-term only if  loss; long-term only if
                   shares owned more than   shares owned more than
                   one year                 one year
Long-term capital  Long-term capital gain   Long-term capital gain
gain distributions
Dividends          Generally, excluded from Exempt from personal
                   gross income if from     income taxes if from
                   interest on tax-exempt   interest on Oregon
                   securities, otherwise    municipal securities,
                   ordinary income          otherwise ordinary
                                            income



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


Smith Barney Oregon Municipals Fund

It is possible that some of the fund's income distributions may be, and distributions of the fund's capital gains generally will be, subject to regular federal income taxation. In addition, some of the fund's income distributions and capital gains may be subject to Oregon taxes. The fund may recognize taxable capital gains on the sale of its securities or on transactions in futures contracts. Some of the fund's income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and capital gains will generally be subject to state income taxation to investors in states other than Oregon.



After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.




  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

Generally, the fund's investments are valued by an independent pricing service. If market quotations or a valuation from the pricing service is not readily available or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining fair value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early,

                                                      Smith Barney Mutual Funds
you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney Oregon Municipals Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is present for Class Y shares because no class Y shares were outstanding during the past five fiscal years.


  For a Class A share of beneficial interest outstanding throughout each year ended April 30


                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
----------------------------------- --------  --------  --------  --------  --------
Net asset value, beginning of year  $ 10.57   $ 10.33   $ 10.02   $ 10.87   $ 10.76
----------------------------------- --------  --------  --------  --------  --------
Income (loss) from operations:
 Net investment income/(2)(3)/         0.52      0.53      0.54      0.51      0.49
 Net realized and unrealized gain
  (loss)/(3)/                          0.13      0.25      0.31     (0.84)     0.20
----------------------------------- --------  --------  --------  --------  --------
Total income (loss) from operations    0.65      0.78      0.85     (0.33)     0.69
----------------------------------- --------  --------  --------  --------  --------
Less distributions from:
 Net investment income                (0.51)    (0.54)    (0.54)    (0.50)    (0.49)
 Net realized gain                       --        --        --     (0.02)    (0.09)
 In excess of net investment income   (0.01)       --        --        --        --
-------------------------------------------------------------------------------------
Total distributions                   (0.52)    (0.54)    (0.54)    (0.52)    (0.58)
----------------------------------- --------  --------  --------  --------  --------
Net asset value, end of year        $ 10.70   $ 10.57   $ 10.33   $ 10.02   $ 10.87
----------------------------------- --------  --------  --------  --------  --------
Total return                           6.29%     7.67%     8.62%    (3.01)%    6.56%
----------------------------------- --------  --------  --------  --------  --------
Net assets, end of year (000)'s     $27,820   $24,163   $16,657   $14,272   $15,994
----------------------------------- --------  --------  --------  --------  --------
Ratios to average net assets:
 Expenses/(2)/                         0.81%     0.77%     0.82%     0.83%     0.87%
 Net investment income/(3)/            4.85      4.98      5.23      5.02      4.49
----------------------------------- --------  --------  --------  --------  --------
Portfolio turnover rate                  19%       20%       35%       81%       28%
----------------------------------- --------  --------  --------  --------  --------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2003. If such fees had not been waived and expenses reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                                  Expense Ratios
           Per Share Decreases to               Without Fee Waivers
            Net Investment Income               and Reimbursements
------------------------------------------------------------------------
        2003  2002  2001  2000  1999       2003  2002  2001  2000  1999
------------------------------------------------------------------------
Class A $0.02 $0.02 $0.02 $0.02 $0.01      0.96% 0.92% 0.97% 0.98% 0.99%



(3) Effective May 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.99%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01.


                                                      Smith Barney Mutual Funds

  For a Class B share of beneficial interest outstanding throughout each year ended April 30:



                                    2003/(1)/ 2002/(1)/ 2001/(1)/  2000(1)  1999(1)
----------------------------------- --------  --------  --------  -------   -------
Net asset value, beginning of year  $ 10.52   $ 10.29   $ 10.00   $ 10.85   $ 10.75
----------------------------------- --------  --------  --------  -------   -------
Income (loss) from operations:
 Net investment income(2)(3)           0.45      0.47      0.48      0.46      0.43
 Net realized and unrealized gain
  (loss)/(3)/                          0.12      0.26      0.31     (0.84)     0.20
----------------------------------- --------  --------  --------  -------   -------
Total income (loss) from operations    0.57      0.73      0.79     (0.38)     0.63
----------------------------------- --------  --------  --------  -------   -------
Less distributions from:
 Net investment income                (0.45)    (0.50)    (0.50)    (0.45)    (0.44)
 Net realized gains                      --        --        --     (0.02)    (0.09)
 In excess of net investment income   (0.01)       --        --        --        --
----------------------------------- --------  --------  --------  -------   -------
Total distributions                   (0.46)    (0.50)    (0.50)    (0.47)    (0.53)
----------------------------------- --------  --------  --------  -------   -------
Net asset value, end of year        $ 10.63   $ 10.52   $ 10.29   $ 10.00   $ 10.85
----------------------------------- --------  --------  --------  -------   -------
Total return                           5.53%     7.21%     8.06%    (3.52)%    5.94%
----------------------------------- --------  --------  --------  -------   -------
Net assets, end of year (000)'s     $15,718   $17,014   $16,572   $16,199   $19,833
----------------------------------- --------  --------  --------  -------   -------
Ratios to average net assets:
 Expenses(2)                           1.39%     1.29%     1.35%     1.35%     1.39%
 Net investment income/(3)/            4.26      4.46      4.72      4.49      3.97
----------------------------------- --------  --------  --------  -------   -------
Portfolio turnover rate                  19%       20%       35%       81%       28%
------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2003. If such fees had not been waived and expenses reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                                    Expense Ratios
                Per Share Decreases to            Without Fee Waivers
                 Net Investment Income            and Reimbursements
     ---------------------------------------------------------------------
             2003  2002  2001  2000  1999    2003  2002  2001  2000  1999
     ---------------------------------------------------------------------
     Class B $0.02 $0.02 $0.02 $0.02 $0.01   1.54% 1.44% 1.49% 1.49% 1.51%





(3) Effective May 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.47%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01.


Smith Barney Oregon Municipals Fund

  For a Class L share of beneficial interest outstanding throughout each year ended April 30, except where noted:


                                    2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
----------------------------------------------------------------------------------------
Net asset value, beginning of year  $ 10.53    $10.31    $10.01    $10.86     $10.76
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)(4)/         0.46      0.46      0.48      0.46       0.43
 Net realized and unrealized gain
  (loss)/(4)/                          0.12      0.26      0.32     (0.84)      0.20
----------------------------------------------------------------------------------------
Total income (loss) from operations    0.58      0.72      0.80     (0.38)      0.63
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.45)    (0.50)    (0.50)    (0.45)     (0.44)
 Net realized gain                       --        --        --     (0.02)     (0.09)
 In excess of net investment income   (0.01)       --        --        --         --
----------------------------------------------------------------------------------------
Total distributions                   (0.46)    (0.50)    (0.50)    (0.47)     (0.53)
----------------------------------------------------------------------------------------
Net asset value, end of year        $ 10.65    $10.53    $10.31    $10.01     $10.86
----------------------------------------------------------------------------------------
Total return                           5.57%     7.05%     8.10%    (3.55)%     5.90%
----------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $10,569    $6,001    $3,724    $2,997     $3,157
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(3)/                         1.39%     1.35%     1.39%     1.39%      1.43%
 Net investment income/(4)/            4.28      4.39      4.67      4.46       3.94
----------------------------------------------------------------------------------------
Portfolio turnover rate                  19%       20%       35%       81%        28%
----------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.

(3) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2003. If such fees had not been waived and expenses reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                                    Expense Ratios
                Per Share Decreases to            Without Fee Waivers
                 Net Investment Income            and Reimbursements
     ---------------------------------------------------------------------
             2003  2002  2001  2000  1999    2003  2002  2001  2000  1999
     ---------------------------------------------------------------------
     Class L $0.02 $0.02 $0.02 $0.02 $0.01   1.54% 1.50% 1.54% 1.53% 1.55%



(4) Effective May 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.47, $0.25 and 4.40%, respectively. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed(R)

Smith Barney
Oregon
Municipals Fund


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent or by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.




Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http//www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-7149)

FD0543 8/03

                                August 28, 2003


                      STATEMENT OF ADDITIONAL INFORMATION

                      SMITH BARNEY OREGON MUNICIPALS FUND
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010


   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the Prospectus of the Smith Barney Oregon Municipals Fund (the "fund") dated August 28, 2003, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above.


                               TABLE OF CONTENTS


Investment Objective and Management Policies.........................................   2
Investment Restrictions..............................................................   9
Risk Factors and Special Considerations Relating to Municipal Securities.............  11
Special Considerations Relating to Oregon Municipal Securities.......................  16
Portfolio Transactions...............................................................  19
Portfolio Turnover...................................................................  20
Trustees and Executive Officers of the Fund..........................................  20
Investment Management and Other Services.............................................  25
Purchase of Shares...................................................................  30
Redemption of Shares.................................................................  34
Determination of Net Asset Value.....................................................  37
Valuation of Shares..................................................................  37
Exchange Privilege...................................................................  38
Performance Information..............................................................  40
Dividends, Distributions and Taxes...................................................  43
Additional Information...............................................................  48
Financial Statements.................................................................  49
Other Information....................................................................  49
Appendix A........................................................................... A-1
Appendix B........................................................................... B-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


   The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. For purposes of this SAI, obligations of non-Oregon municipal issuers, the interest on which is excluded from gross income for regular federal income tax purposes but which is nevertheless subject to Oregon personal income taxes ("Other Municipal Securities"), and obligations of the State of Oregon and its political subdivisions, agencies and public authorities (together with certain municipal issuers such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest is excluded from gross income for federal income tax purposes and exempt from Oregon personal income taxes ("Oregon Municipal Securities") are collectively referred to as "Municipal Bonds." Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager and administrator to the fund.



   As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets, (net assets plus any borrowings for investment purposes), in Oregon Municipal Securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Oregon personal income taxes. This policy may not change without shareholder approval. The fund considers any investments in Oregon Municipal Securities that pay interest subject to the federal alternative minimum tax ("AMT") as part of the 80% of the fund's net assets that must be invested in Municipal Bonds. The fund may invest up to 20% of its assets in municipal securities of Non-Oregon municipal securities, the interest on which is excluded from gross income for federal income tax purposes, but which is subject to Oregon personal income taxes. When the manager believes that market conditions warrant adoption of a temporary defensive investment posture, the fund may invest without limit in other municipal securities and in "Temporary Investments" as described below.


Non-Diversified Classification


   The fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act"), which means the fund is not limited by the 1940 Act in the proportion of its assets it may invest in the obligations of a single issuer. The fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will require the fund among other things to meet certain diversification requirements (see "Taxes" below).


   As a result of the fund's non-diversified status, an investment in the fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.

   The identification of the issuer of Municipal Bonds generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria


   In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. Appendix A contains further information concerning the ratings of Moody's and S&P.



   Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations, in their rating systems or because of a corporate restructuring of Moody's, S&P or any other NRSRO the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.



   The fund generally will invest at least 75% of its total assets in (i) investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or an equivalent rating by any other NRSRO or (ii) in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or having an equivalent rating by any other NRSRO, or deemed by the manager to be comparable unrated securities. These securities are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. It should be emphasized that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the fund also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.


   The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises.

   Low-Rated and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

   While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating their net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.


   Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

   Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

   The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

   Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially and adversely affected.

   Municipal Leases. The fund may invest without limit in "municipal leases", which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

   Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate AMT. Individual and corporate shareholders may be subject to a federal AMT to the extent the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Bonds are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.




   Zero Coupon Bonds. The fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.


   Federal income tax laws require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued, but not actually received with respect to zero coupon securities. The fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate sufficient cash to satisfy these distribution requirements.


   When-Issued Securities. The fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

   Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established on the fund's books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or Oregon state personal income tax.

   When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

   Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.


   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or obligations of the United States government or its agencies and instrumentalities ("U.S. government securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. Income derived from lending portfolio securities may not be exempt from federal income taxation or Oregon personal income tax.







   Temporary Investments. Under normal market conditions, the fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of: (a) Tax-Exempt Obligations in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or the equivalent rating from another NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's, S&P or the equivalent rating from another NRSRO; (b) obligations of the United States government, its agencies or instrumentalities, ("U.S. government securities") or repurchase agreements, and; (c) other debt securities rated within the three highest grades by Moody's, S&P or the equivalent rating from another NRSRO, commercial paper rated in the highest grade by either or Moody's or S&P, and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's net assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions.


   Financial Futures and Options Transactions. The fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made solely for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on a municipal bond index or related to debt securities, the prices of which are anticipated by the manager to correlate with the prices of the Municipal Bonds owned or to be purchased by the fund.


   In entering into a financial futures contract, the fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded which may require a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.


   A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.


   Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets (or such other amount permitted by the CFTC). In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on a deposit for the contracts.

   Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

   There are several risks in connection with the use of index futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

   Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

   If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

   When the fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to a regulated investment company. See "Taxes."

   Options on Financial Futures Contracts. The fund may purchase put and call options on futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

   Options on futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

   There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the manager, which could prove to be inaccurate. Even if the manager's expectations are correct there may be an imperfect correlation between the change in the value of the options and of the fund's portfolio securities.

   Other Investments. The fund may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. The fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

                            INVESTMENT RESTRICTIONS

   The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund's outstanding shares. The board of trustees may change the remaining restrictions at any time. The fund may not:

      1. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

      2. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.


      7. Under normal circumstances, invest less than 80% of its assets, (net assets plus any borrowings for investment purposes), in Oregon Municipal Securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Oregon personal income taxes.



   The fund considers any investments in Municipal Bonds that pay interest subject to the AMT as part of the 80% of the fund's assets to be invested in Municipal Bonds.


      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      10. Purchase or sell oil and gas interests.

      11. Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

      12. Invest in companies for the purpose of exercising control.

      13. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the fund and no more than 3% of the total outstanding voting stock of any one investment company).

      14. Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the fund may engage in transactions involving municipal bond index and interest rate futures contracts and options thereon after approval of these investment strategies by the board of trustees and notice thereof to the fund's shareholders.

   Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.


   RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL SECURITIES


Alternative Minimum Tax


   Under current federal income tax law, (1) interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds ("AMT-Subject bonds,") and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such AMT-Subject bonds, which include industrial development bonds and bonds issued to finance projects such as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.


   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

Risk of Concentration In a Single State


   The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal securities in which a fund's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

   Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

   Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

   Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Oregon legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.




Risks Inherent in an Investment in Different Types of Municipal Securities



   General Obligation Bonds. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control.



   Industrial Development Revenue Bonds ("IDRs"). IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.



   Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.



   Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.



   Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The manager cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.



   Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.



   University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payments on its own.



   Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.



   Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.



   Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.



   Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

   Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.



   Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility.



   Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.



   Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.



   Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government's proportionate share in the Master Settlement Agreement ("MSA"). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.



   Certain Tobacco settlement revenue bonds are issued with "turbo" redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

   Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.



   Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.



   Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.


        SPECIAL CONSIDERATIONS RELATING TO OREGON MUNICIPAL SECURITIES


   Since the fund mainly invests in the Oregon Municipal Securities of the State of Oregon, its performance is closely tied to the ability of issuers of municipal securities in the State of Oregon to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the State of Oregon. Below is a discussion of certain conditions that may affect municipal issuers in the State of Oregon. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the fund from historically reliable sources, but the fund has not independently verified it. The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending, including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits. The following gives more information about the risks of investing in the fund.


                              OREGON RISK FACTORS




   At September 1, 2002, $2.24 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including $175 million in general obligation bonds supported by the budget for the State's general fund and $2.07 billion of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $1.2 billion of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of, and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

   In addition to general obligation bonds, various state statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. As of December 31, 2001, there are $1.95 billion of revenue bonds outstanding. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.



   Units of local government (including cities, counties, school districts and various types of special purpose districts), each of them a municipal corporation separate from the State, rely on various combinations of property tax revenues, local income taxes, user fees and charges and State assistance. As of December 31, 2001, units of local government in Oregon had $4.7 billion in general obligation bonds outstanding, $6.5 billion in revenue bonds outstanding and $308 million in certificates of participation outstanding.



   Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal source of State tax revenues are personal income and corporate income taxes. For 2001-2003 biennium, approximately 92% of the State's general fund revenues are projected to come from combined income taxes and corporate income and excise taxes.



   Declining income tax revenues and increased demand for social services produced by the economic recession beginning in late 2000 resulted in a substantial budget deficit for the 2001-2003 biennium. The amount of the deficit was projected at $578 million as of September 2002, and it is widely anticipated that the size of the deficit will increase. The Oregon legislature has met in five special sessions in 2001 and 2002 to balance the State's budget through expenditure reductions or tax increases or a combination of both. In the fifth special session, the legislature enacted a combination of expenditure reductions and additional revenues through borrowing and a proposed tax increase. The three year income tax increase measure has been referred to Oregon voters for a special election on January 28, 2003. If the measure is not approved, significant cuts in State expenditures for education, prisons, police and human services will occur. Funding pressures imposed by a weak economy and the effects of property tax limitation measures approved by voters during the 1990s are widely expected to continue in the near term.



   The September 2002 Economic and Revenue Forecast prepared by the Office of Economic Analysis indicated that job growth, which was strongly negative in 2001, has steadily improved since the fourth quarter of 2001. Manufacturing jobs grew at a positive 2% rate in the second quarter of 2002, while non-manufacturing jobs declined by 0.9%. Job growth on an annualized basis, while slightly negative in 2002, is forecast to be above 2% in 2003 and 2004.





   The March '03 report by the Oregon Office of Economic Analysis showed a significant decrease in the 2001 to 2003 biannual general fund forecast. The current forecast calls for general fund revenues of $9.3 billion verses the original forecast of $11.5 billion, or an 18.5% reduction. Voters rejected a 3-year tax increase in January '03, which has led to further spending cuts and the proposal to issue appropriation-backed bonds to close the budget gap. The 2003-2005 budget proposal submitted by Governor Kulongoski calls for an 18% increase in revenues and further expenditure cuts to achieve a balanced budget. With the current shortfalls, both Moody's and Fitch Ratings have lowered the State's General Obligation debt rating from Aa-2 and AA to Aa-3 and A+, respectively. Standard and Poor's continues to rate the state AA with a Negative outlook.



   Over the long term, the Oregon economy is expected to continue to grow faster than the national average, although per capita income and average wages are still below the national average. Some key factors to Oregon's future growth identified by the State's Office of Economic Analysis include a recovery of the semiconductor and software industries, export growth and rising commodities prices and continued strength in domestic markets.

                           PUERTO RICO RISK FACTORS




   Certain of the Municipal Bonds owned by the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico ("Puerto Rico" or the "Commonwealth"). These Municipal Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During the fiscal year 2001 (July 2000 through June 2001), approximately 88% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 54% of Puerto Rico's imports. In fiscal year 2001, Puerto Rico experienced a $17.8 billion positive merchandise trade balance.



   Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Gross product increased from $32.3 billion in fiscal 1997 ($31.4 billion in 1996 prices) to $44.2 billion in fiscal 2001 ($35.3 billion in 1996 prices). This represents an increase of 36.7% from fiscal 1997 to 2001 (12.6% in 1996 prices). The Planning Board's gross product forecast for fiscal 2002, made in March 2002, projected an increase of 0.3% for fiscal 2002 and an increase of 2.7% for fiscal 2003. The performance of the economy during the fiscal 2002 was affected primarily by the performance of the United States economy, the level of transfer payments, and the level of oil prices and interest rates.



   Preliminary Revenues and Expenditures for Fiscal Year 2002 and Approved Budget for Fiscal Year 2003. For the fiscal year ended June 30, 2002, preliminary General Fund revenues were $7.50 billion, which is $540 million or 7.8% higher than General Fund revenues during fiscal year 2001, and $37 million higher than originally budgeted revenues for this period.



   Expenditures for the 2002 fiscal year, on the other hand, are estimated to be $7.64 billion, which is $140 million or 1.9% higher than the $7.50 billion estimated revised budget for the fiscal year, which revised budget is based on preliminary General Fund revenues for the fiscal year. The Commonwealth expects to cover these additional expenditures with $120 million of reserve funds from the Commonwealth's Budgetary Fund and with $20 million of unused funds from certain agencies that have operating surpluses.



   The approved budget for fiscal year 2003 (which commenced on July 1, 2002) includes General Fund expenditures of $7.84 billion, which is $373 million or 5.0% higher than the $7.47 billion originally budgeted for fiscal year 2002. General Fund revenues for fiscal year 2003 are projected to be $7.84 billion.



   Ratings. On May 30, 2002, Standard & Poor's lowered the Commonwealth's debt rating from "A" to "A-." Standard & Poor's stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. On December 11, 2002, Standard & Poor's also placed its ratings and underlying ratings on the Commonwealth's outstanding debt on Credit Watch with negative implications, reflecting concerns of its general ability to enforce appropriate accounting, fiscal and management controls.



   The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations.



   There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this SAI. The fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

                       U.S. VIRGIN ISLANDS RISK FACTORS


   The United States Virgin Islands include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 miles east-southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Caribbean's most popular tourist destination, the Virgin Islands received over
2.5 million visitors in 2001, representing a 5% increase over 2000. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events and terrorist activities in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.


                               GUAM RISK FACTORS


   Guam, the westernmost territory of the United States, is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. A weakened Japanese economy has affected Guam's tourism sector. Public sector employment in Guam is significant with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position, which include the development of local labor; however, there can be no assurances that an improvement will be realized.


                            PORTFOLIO TRANSACTIONS


   Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2001, 2002 and 2003 fiscal years, the fund has paid no brokerage commissions.


   Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.


   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup Inc. ("Citigroup") affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

                              PORTFOLIO TURNOVER


   The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2002 and 2003 fiscal years, the fund's portfolio turnover rates were 20% and 19%, respectively.


                  TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

   Overall responsibility for management and supervision of the fund rests with the fund's board of trustees. The trustees approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.


   The trustees, including each trustee who is not an "interested person" of the fund or the manager, as defined in the 1940 Act ("independent trustee") and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.



                                                                        Number of
                                         Term of                       Investment
                                         Office*                       Portfolios
                                           and                           in Fund
                            Position(s) Length of      Principal         Complex        Other
                             Held with    Time    Occupation(s) During Overseen by  Directorships
  Name, Address, and Age       Fund      Served       Past 5 Years       Trustee   Held by Trustee
  ----------------------    ----------- --------- -------------------- ----------- ---------------

INDEPENDENT TRUSTEES

Herbert Barg                  Trustee     1994          Retired            42           None
273 Montgomery Ave.
Bala Cynwyd, PA 19004
Age: 79

Dwight B. Crane               Trustee     1994     Professor Harvard       49           None
c/o Harvard Business School                         Business School
Soldier Field Road
Morgan Hall #375
Boston, MA 02163
Age: 65

                                                                      Number of
                                    Term of                          Investment
                                    Office*                          Portfolios
                                      and                              in Fund
                       Position(s) Length of       Principal           Complex        Other
                        Held with    Time     Occupation(s) During   Overseen by  Directorships
Name, Address, and Age    Fund      Served        Past 5 Years         Trustee   Held by Trustee
---------------------- ----------- --------- ----------------------- ----------- ----------------

Burt N. Dorsett          Trustee     1994     President of Dorsett       27            None
201 East 62nd Street                           McCabe Management,
New York, NY 10021                             Inc., an investment
Age: 72                                      counseling firm; Chief
                                               Investment Officer-
                                                  Leeb Capital
                                                 Management, Inc
                                                  1999-Present

Elliot S. Jaffe          Trustee     1994     Chairman of the Board      27        Zweig Total
30 Dunnigan Drive                            of The Dress Barn, Inc.               Return Fund;
Suffern, NY 10901                                                                Zweig Fund, Inc.
Age: 76

Stephen E. Kaufman       Trustee     1994           Attorney             60            None
277 Park Avenue
47th Floor
New York, NY 10172
Age: 71

Joseph J. McCann         Trustee     1994            Retired             27            None
200 Oak Park Place
Pittsburgh, PA 15243
Age: 72

Cornelius C. Rose, Jr.   Trustee     1994       CEO--Performance         27            None
Meadowbrook Village                           Learning Systems, an
Bldg. 1, Apt. 6                              educational consultant;
West Lebanon, NH                                 President, Rose
03784                                         Associates until 2002
Age: 70

INTERESTED TRUSTEE

R. Jay Gerken**         President    Since    Managing Director of       219           None
Citigroup Asset         and Chief    2002       Citigroup Global
Management ("CAM")      Executive             Markets Inc. ("CGM");
399 Park Avenue,         Officer             Chairman, President and
4th Floor                                       Director of SBFM,
New York, NY 10022                            Travelers Investment
Age 52                                        Adviser, Inc. ("TIA")
                                                  and Citi Fund
                                                Management, Inc.;
                                               Formerly, Portfolio
                                                Manager of Smith
                                                Barney Allocation
                                             Series Inc. (from 1996-
                                             2001) and Smith Barney
                                                Growth and Income
                                              Fund (from 1996-2001)

                                                                          Number of
                                         Term of                         Investment
                                         Office*                         Portfolios
                                           and                             in Fund
                                        Length of       Principal          Complex        Other
                       Position(s) Held   Time     Occupation(s) During  Overseen by  Directorships
Name, Address, and Age    with Fund      Served        Past 5 Years        Trustee   Held by Trustee
---------------------- ---------------- --------- ---------------------- ----------- ---------------

EXECUTIVE OFFICERS

Lewis E. Daidone         Senior Vice      1995     Managing Director of      N/A           N/A
CAM                     President and               CGM; Director and
125 Broad Street            Chief                 Senior Vice President
New York, NY 10004      Administrative            of the Manager and TIA
Age: 45                    Officer

Richard L. Peteka           Chief         2002     Director and Head of      N/A           N/A
CAM                       Financial                Internal Control for
125 Broad Street         Officer and                 Citigroup Asset
New York, NY 10004        Treasurer                  Management U.S.
Age: 41                                                Mutual Fund
                                                   Administration from
                                                     1999-2002; Vice
                                                    President, Head of
                                                       Mutual Fund
                                                    Administration and
                                                       Treasurer at
                                                   Oppenheimer Capital
                                                      from 1996-1999

Peter Coffey            Vice President    1994     Managing Director of      N/A           N/A
CAM                          and                    CGM and Investment
399 Park Avenue           Investment                 Officer of SBFM
New York, NY 10022         Officer
Age: 59

Kaprel Ozsolak            Controller      2002    Vice President of CGM      N/A           N/A
CAM
125 Broad Street
New York, NY 10004
Age: 37

Christina T. Sydor        Secretary       1995     Managing Director of      N/A           N/A
CAM                                                CGM; General Counsel
300 First Stamford Pl.                             and Secretary of the
Stamford, CT 06902                                   Manager and TIA
Age: 52

                                                                        Number of
                                      Term of                          Investment
                                      Office*                          Portfolios
                                        and                              in Fund
                         Position(s) Length of       Principal           Complex        Other
                          Held with    Time     Occupation(s) During   Overseen by  Directorships
 Name, Address, and Age     Fund      Served        Past 5 Years         Trustee   Held by Trustee
 ----------------------  ----------- --------- ----------------------- ----------- ---------------

OFFICERS:

Andrew Beagley           Chief         Since   Director, CGM (since        N/A           N/A
CAM                      Anti-         2002    2000); Director of
399 Park Avenue          Money                 Compliance, North
New York, NY 10022       Laundering            America, CAM (since
Age: 40                  Compliance            2000); Director of
                         Officer               Compliance, Europe,
                                               the Middle East and
                                               Africa, Citigroup Asset
                                               Management (from
                                               1999 to 2000);
                                               Compliance Officer,
                                               Salomon Brothers Asset
                                               Management Limited,
                                               Smith Barney Global
                                               Capital Management
                                               Inc., Salomon Brothers
                                               Asset Management Asia
                                               Pacific Limited (from
                                               1997 to 1999)

Robert I. Frenkel        Chief         Since   Managing Director and       N/A           N/A
CAM                      Legal         2003    General Counsel, Global
300 First Stamford Place Officer               Mutual Funds for CAM
Stamford, CT 06902                             and its predecessor
Age: 48                                        (since 1994)

--------
* Each trustee and officer services until his or her successor has been duly elected and qualified.

** Mr. Gerken is a trustee who is an "interested person" of the fund as defined in the 1940 Act because Mr. Gerken is an officer of SBFM and its affiliates.



   For the calendar year ended December 31, 2002, the trustees beneficially owned equity securities of the fund and all registered investment companies overseen by the trustees within the dollar ranges presented in the table below:



                                                    Aggregate Dollar Range of Equity
                                                      Securities in All Registered
                                 Dollar Range of    Investment Companies Overseen by
                               Equity Securities in Trustee in Family of Investment
       Name of Trustee               the Fund                  Companies
       ---------------         -------------------- --------------------------------
Herbert Barg..................         None                       None
Alfred J. Bianchetti*.........         None                       None
Dwight B. Crane...............         None                $50,001 - $100,000
Burt N. Dorsett...............         None                       None
R. Jay Gerken.................         None                  Over $100,000
Elliot S. Jaffe...............         None                       None
Stephen E. Kaufman............         None                       None
Joseph J. McCann..............         None                       None
Cornelius C. Rose, Jr.........         None                  Over $100,000

--------

* Mr. Bianchetti became a trustee emeritus on December 31, 2002.

   As of December 31, 2002, none of the independent trustees, or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.


   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the fund, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent auditors, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its manager and affiliates by the independent auditors. During the fund's most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.


   The fund also has a Pricing Committee composed of the Chairman of the Board and one independent trustee which is charged with determining fair value prices for securities when required. The Pricing Committee met once during the fund's most recent fiscal year.



   The following table shows the compensation paid by the fund to each trustee during the fiscal year ended April 30, 2003 and the total compensation paid by the CAM Mutual Fund Complex for the calendar year ended December 31, 2002. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its trustees and officers. CGM compensates officers of the fund.



                                                 Total Pension or                  Number of Portfolios
                                     Aggregate      Retirement      Compensation        for Which
                                    Compensation Benefits Accrued   from Company      Trustee Serves
                                     From Fund      As part of    and Fund Complex        Within
          Name of Person            FYE 4/30/03   Fund Expenses   Paid to Trustees     Fund Complex
          --------------            ------------ ---------------- ---------------- --------------------
Herbert Barg**.....................    $1,604           $0            $119,450             42
Alfred Bianchetti***...............     1,050            0              60,900             27
Dwight B. Crane**..................     1,304            0             152,200             49
Burt N. Dorsett**..................     1,504            0              61,300             27
R. Jay Gerken......................         0            0                   0             219
Elliot S. Jaffe**..................     1,500            0              57,750             27
Stephen E. Kaufman**...............     1,704            0             114,700             60
Joseph J. McCann**.................     1,604            0              62,400             27
Cornelius C. Rose, Jr.**...........     1,604            0              58,050             27

--------
*   Designates an "interested" trustee.
**  Designates member of Audit Committee.



*** Mr. Bianchetti became a trustee emeritus on December 31, 2002.



At the end of the year in which they attain age 80, trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the fund's last fiscal year, aggregate compensation paid to trustees emeritus was $500.

   No officer, trustee or employee of CGM or any of its affiliates receives any compensation from the fund for serving as an officer of the fund or trustee of the fund. The fund pays each trustee who is not an officer, trustee or employee of CGM or any of its affiliates a fee of $2,000 per annum plus $500 per in-person meeting or $100 per telephonic meeting. Each trustee emeritus who is not an officer, trustee or employee of CGM or its affiliates receives a fee of $1,000 per annum plus $250 per in-person meeting or $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the most recent calendar year, the total aggregate reimbursement was $6,562.



   As of August 6, 2003, the trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund.



   To the best knowledge of the trustees, as of August 6, 2003, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following class:



                                                 % of Shares
                   Name of Shareholder             Class A
                   -------------------           -----------
                   Clinton S. Hastings and......   9.6234%
                   Kimberly L. Hastings Conservs
                   For Cody R. Hastings
                   226 SE Wildwood Way
                   Myrtle Creek, OR 97457-9019


                   INVESTMENT MANAGEMENT AND OTHER SERVICES


Investment Adviser and Administrator--SBFM



   SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was approved by the board of trustees, including a majority of trustees who are not "interested persons" of the fund or the manager. The manager is an indirect wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the fund's board of trustees, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund.



   The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2003 of approximately $105 billion.



   The Investment Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter, if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the fund's Investment Advisory Agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative, brokerage and transfer agency relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Investment Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining to renew the Investment Advisory Agreement with the manager. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).



   The fund pays the manager an investment advisory fee at an annual rate of 0.30% of the value of its average daily net assets. This fee is calculated daily and paid monthly. For the fiscal years ended April 30, 2003, 2002 and 2001, the fund incurred investment advisory fees of $157,134, $130,406 and $105,459, respectively, of which $47,140, $39,122 and $31,637, respectively, was waived by SBFM.


   SBFM also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). As administrator SBFM: (a) assists in supervising all aspects of the fund's operations; b) supplies the fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.


   As compensation for administrative services rendered to the fund, SBFM receives a fee paid at the following annual rates: 0.20% of average daily net assets up to $500 million; and 0.18% of average daily net assets in excess of $500 million. This fee is computed daily and paid monthly. For the fiscal years ended April 30, 2003, 2002 and 2001, the fund incurred administration fees in the amount of $104,756, $86,938 and $70,306, respectively, of which $31,427, $26,081 and $21,092, respectively, was waived by SBFM.



   The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of trustees of the fund who are not officers, trustees, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the fund.



Proxy Voting Policies



   The Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.



   Attached as Appendix B is the summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.


Code of Ethics


   Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. Copies of the Code of Ethics of the fund, its investment adviser and principal underwriter are on file with the SEC.


Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.


   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the independent trustees of the fund.



Independent Auditors



   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditor to examine and report on the fund's financial statements for the fiscal year ending April 30, 2004.


Custodian, Transfer Agent and Sub-Transfer Agent

   State Street Bank and Trust Company, ("State Street" or the "custodian") located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. Under the custody agreement, State Street holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.


   Citicorp Trust Bank, fsb., located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.



   PFPC Global Fund Services, located at Exchange Place, Boston, Massachusetts 02109, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting functions. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor


   CGM located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was most recently approved by the fund's board of trustees, including a majority of the independent trustees, on July 16, 2003.


Initial Sales Charges


   The aggregate dollar amount of commissions on Class A and Class L shares received by CGM were as follows:



  Class A Shares (paid to CGM)



                For the fiscal year ended April 30:
                   2003................................. $28,000
                   2002................................. $90,000
                   2001*................................ $37,000



--------
* portion paid to CFBDS


  Class L Shares (paid to CGM)



               For the fiscal year ended April 30:
                  2003................................. $ 51,000
                  2002................................. $ 27,000
                  2001*................................ $  5,000



--------
* portion paid to CFBDS

Deferred Sales Charge


  Class A Shares (paid to CGM)



                   For the fiscal year ended April 30:
                      2003............................ $    0
                      2002............................ $2,000
                      2001............................ $    0





  Class B Shares (paid to CGM)



                  For the fiscal year ended April 30:
                     2003............................ $29,000
                     2002............................ $20,000
                     2001............................ $36,000





  Class L Shares (paid to CGM)



                  For the fiscal year ended April 30:
                     2003............................ $ 4,000
                     2002............................ $     0
                     2001............................ $     0

   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The fund's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory Agreement for continuance.



   Distribution Arrangements. To compensate CGM for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays CGM a distribution fee with respect to Class B and Class L shares primarily intended to compensate CGM for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.



   Under its terms, each Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the independent trustees. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the trustees and independent trustees in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the independent trustees or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plans, CGM will provide the fund's board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.



   Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by CGM and the payments may exceed distribution expenses actually incurred. The fund's board of trustees will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by CGM, amounts received under the Plan and proceeds of the deferred sales charges.


Service Fees and Distribution Fees

   The following service and distribution fees were incurred pursuant to the Plan during the periods indicated:


                                         Distribution Plan Fees
                                -----------------------------------------
                                 Fiscal Year   Fiscal Year   Fiscal Year
                                Ended 4/30/03 Ended 4/30/02 Ended 4/30/01
                                ------------- ------------- -------------
      Class A..................   $ 40,492      $ 32,258      $ 23,422
      Class B..................   $108,011      $110,936      $106,050
      Class L*.................   $ 61,365      $ 39,275      $ 22,522

   -----
* Class L shares were called Class C shares until June 12, 1998.


   CGM will pay for the printing, at the printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the fund under the Plan.

   CGM incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, compensation to Smith Barney Financial Consultants and for accruals of interest on the excess of CGM expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charges received by CGM are expressed in the following table:



                             Financial
  Fiscal Year Ended April    Consultant  Branch  Advertising Printing Interest
  30:                       Compensation Expense   Expense   Expense  Expense
  ---                       ------------ ------- ----------- -------- --------
      2003.................   $184,309   $76,841   $16,440     $388    $5,464


                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                      Dealers'
                          Sales Charge as a % Sales Charge as a % Reallowance as %
Amount of Investment        of Transaction    of Amount Invested  of Offering Price
--------------------      ------------------- ------------------- -----------------
Less than $25,000........        4.00%               4.17%              3.60%
$ 25,000 - 49,999........        3.50                3.63               3.15
  50,000 - 99,999........        3.00                3.09               2.70
 100,000 - 249,999.......        2.50                2.56               2.25
 250,000 - 499,999.......        1.50                1.52               1.35
 500,000 and over........          *                   *                  *

   -----

    * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares--Deferred Sales Charge Alternatives" and "Purchase of Shares--Waivers of Deferred Sales Charge."


   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions".


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions". Until June 22, 2004 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).


General

   Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services (the "sub-transfer agent") are not subject to a maintenance fee.


   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.



   Purchase orders received by the fund, or a Service Agent prior to the close of regular trading on The New York Stock Exchange Inc. (the "NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from a UIT sponsored by CGM; and (g) purchases by investors participating in a CGM fee-based arrangement; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (j) purchases by executive deferred compensation plans participating in the CGM ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus
(ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your Service Agent or the transfer agent to obtain a Letter of Intent application.


   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of at least

$15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of at least $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.


Deferred Sales Charge Provisions

   "Deferred sales charge shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.


   Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


           Year Since Purchase Payment Was Made Deferred sales charge
           ------------------------------------ ---------------------
                   First.......................         4.50%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth and thereafter........         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.


   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.





                             REDEMPTION OF SHARES

   The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

   Shares may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:


      Smith Barney Oregon Municipals Fund
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


   The fund does not issue share certificates unless a written request signed by all registered owners is made to PFPC Global Fund Services. If you hold share certificates, it will take longer to exchange or redeem shares.



   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)



   Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.


   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the board of trustees may deem advisable; however, payments shall be made wholly in cash unless the board of trustees believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Distributions in Kind

   If the fund's board of trustees determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan


   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.


   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent or the sub-transfer agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Service Agent or the sub-transfer agent.

                       DETERMINATION OF NET ASSET VALUE



   Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.



Determination of Public Offering Price



   The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.


                              VALUATION OF SHARES

   Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

   In determining the market value of portfolio investments, the fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

   If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

   In carrying out valuation policies adopted by the fund's board of trustees for the fund, the administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Debt securities of domestic issuers (other than U.S. government securities and short-term investments), including Municipal Obligations, are valued by the manager after consultation with the Pricing Service. U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of trustees. With respect to other securities held by the fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments, for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The officers of the fund under the general supervision and responsibility of the board of trustees review the procedures of the Pricing Service periodically.

                              EXCHANGE PRIVILEGE

   Shares of each Class of the fund may be exchanged for shares of the same Class of certain other Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchases being delayed.



   The fund does not issue share certificates unless a written request signed by all registered owners is made to the transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.


   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemptions and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.


   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


Additional Information Regarding Telephone Redemption and Exchange Program

   Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

                            PERFORMANCE INFORMATION

   From time to time, the fund may quote total return of a Class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield and Equivalent Taxable Yield

   A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                          YIELD = 2 [(a-b + 1)/6/-1]
                                                           cd

Where: a   =   dividends and interest earned during the period.
       b   =   expenses accrued for the period (net of reimbursement).
       c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d   =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

   The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.


   The fund's yield for Class A, Class B and Class L shares for the 30-day period ended April 30, 2003 was 4.47%, 4.08% and 4.07%, respectively. The equivalent taxable yield for Class A, Class B and Class L shares for that same period was 7.56%, 6.90% and 6.88%, respectively, assuming the payment of federal income taxes and Oregon taxes at a rate of 35% and 9%, respectively. No yield information is present for Class Y shares because no Class Y shares were outstanding for the 30-day period ended April 30, 2003.

Average Annual Total Return (Before Taxes)


   "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P (1 + T)n = ERV

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.



                                             Average Annual Total Return for the
                                             fiscal year ended April 30, 2003
                                             ---------------------------------
                                                                       Since
Class of Shares                              1-Year  5-Year 10-Year Inception/1/
---------------                              ------  ------ ------- -----------
Class A/2/.................................. 2.04%   4.28%    N/A      6.37%
Class B/3/.................................. 1.03%   4.39%    N/A      6.29%
Class L/4/.................................. 3.49%   4.32%    N/A      5.32%
Class Y/5/..................................   N/A     N/A    N/A        N/A

--------
/1/ Class A, B, L, and Y commenced operations on May 23, 1994, May 23, 1994, May 16, 1995 and November 7, 1994, respectively.

/2/ The average annual total return figure assumes that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge or deferred sales charge had not been deducted, the average annual total return for Class A shares for the same periods would have been 6.29%, 5.14% and 6.85% for one year, five years and since inception of the fund, respectively.


/3/ The average annual total return figure assumes that the maximum applicable deferred sales charge had been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same periods would have been 5.53%, 4.56% and 6.29%, for one year, five years and since inception of the fund, respectively.


/4/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same periods would have been 5.57%, 4.53% and 5.45% for one year, five years and since inception of the fund, respectively.

/5/ Class Y shares do not incur sales charges or deferred sales charges. There were no Class Y shares outstanding during the past fiscal year.

   No average annual total return information is presented for Class Y shares because no Class Y shares were outstanding for the periods presented for Class A, B and L shares.

Aggregate Total Return (Before Taxes)


   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

                                     ERV-P
                                       P

Where: P   =   a hypothetical initial payment of $10,000.
       ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                                              Aggregate Total Return for the fiscal year
                                                    ended April 30, 2003
                                              ------------------------------------------
                                                                              Since
Class of Shares                               1-Year    5-Year   10-Year   Inception/1/
---------------                               ------    ------   -------   -----------
Class A/2/................................... 2.04%     23.30%     N/A       73.58%
Class B/3/................................... 1.03%     23.98%     N/A       72.46%
Class L/4/................................... 3.49%     23.53%     N/A       51.05%
Class Y/5/...................................   N/A        N/A     N/A          N/A

--------
/1/ Class A, B, L, and Y commenced operations on May 23, 1994, May 23, 1994, May 16, 1995 and November 7, 1994, respectively.

/2/ The aggregate total return figure assumes that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge or deferred sales charge had not been deducted, the average annual total return for Class A shares for the same periods would have been 6.29%, 28.46% and 80.85% for one year, five years and since inception of the fund, respectively.


/3/ The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same periods would have been 5.53%, 24.97% and 72.46%, for one year, five years and since inception of the fund, respectively.


/4/ The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same periods would have been 5.57%, 24.79% and 52.52% for one year, five years and since inception of the fund, respectively.

/5/ Class Y shares do not incur sales charges or deferred sales charges. There were no Class Y shares outstanding during the past fiscal year.

After-Tax Return

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                               P(1 + T)n = ATVD

Where: P    =   a hypothetical initial payment of $1,000.
       T    =   average annual total return (after taxes on distributions).
       n    =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or
                10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                                   Average Annual Total Return
                                 (after Taxes on Distributions)
                                for fiscal year ended April 30, 2003
               -                ---------------------------------
                                                             Since
               Class of Shares* 1-Year    5-Years 10-Years Inception
               ---------------- ------    ------- -------- ---------
                   Class A..... 2.04%      4.22%    N/A      6.26%
                   Class B..... 1.03%      4.34%    N/A      6.18%
                   Class L..... 3.49%      4.26%    N/A      5.20%
                   Class Y.....   N/A        N/A    N/A        N/A

--------

* Class A, B, L and Y shares commenced operations on May 23, 1994, May 23, 1994, May 16, 1995 and November 7, 1994, respectively.


Average Annual Total Return (After Taxes on Distributions and Redemptions)

                               P(1 + T)n = ATVDR

Where: P     =   a hypothetical initial payment of $1,000.
       T     =   average annual total return (after taxes on distributions and redemption).
       n     =   number of years.
       ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or
                 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                                   Average Annual Total Return
                                (after Taxes on Distributions and Redemptions)
                                for fiscal year ended April 30, 2003
               -                ----------------------------------------------
                                                                    Since
               Class of Shares* 1-Year     5-Years    10-Years    Inception
               ---------------- ------     -------    --------    ---------
                   Class A..... 3.12%       4.36%       N/A         6.13%
                   Class B..... 2.36%       4.40%       N/A         6.01%
                   Class L..... 3.83%       4.42%       N/A         5.14%
                   Class Y.....   N/A         N/A       N/A           N/A

--------

* Class A, B, L and Y shares commenced operations on May 23, 1994, May 23, 1994, May 16, 1995 and November 7, 1994, respectively.



   Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to a Class. Consequently, any given performance quotation should not be considered as representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in a Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


                          DIVIDENDS AND DISTRIBUTIONS



   Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Distributions of net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.


   The per share amounts of the exempt-interest dividends on Class B and Class L shares will be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).



                                     TAXES





   The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by United States persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change, possibly with retroactive effect.


The fund and its investments


   As described in the fund's prospectus, the fund is designed to provide shareholders with current income in the form of "exempt-interest dividends," which are excluded from gross income for regular federal income tax purposes and are exempt from Oregon personal income tax. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.



   The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment company taxable income (i.e., taxable income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the
Code) and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute.



   At April 30, 2003, the unused capital loss carryovers of the fund were approximately $862,000. For federal income tax purposes, these amounts are available to be applied against the fund's future realized capital gains, if any. The carryovers expire as follows:



                                                   April 30, 2008 April 30, 2009 April 30, 2011
                                                   -------------- -------------- --------------
Carryforward Amount...............................    $279,000       $238,000       $345,000



   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its net investment income for that year and (ii) 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.


   All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.


Taxation of U.S. Shareholders





   Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31, of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.



   Dividends paid by the fund from income on taxable investments and net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. The fund does not expect to realize a significant amount of capital gains.



   Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes and Oregon personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate AMT. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal AMT, the federal branch profits tax or the federal "excess net passive income" tax.



   None of the dividends paid by the fund will qualify (i) for the corporate dividends received deduction or (ii) as so called "qualified dividend income" for purposes of taxation at long-term capital gain rates.



   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.



   If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.



   Backup Withholding. The fund may be required to withhold, for federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liabilities.



   Notices. The fund will notify its shareholders as to the federal income tax and Oregon personal income tax status of the dividends and distributions made by the fund. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate AMT. The dollar amount of dividends excluded or exempt from regular federal income taxation and Oregon personal income taxation and the dollar amount of dividends subject to federal income taxation and Oregon personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.



Oregon Taxation



   Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the fund that are derived from tax-exempt interest paid on Oregon Municipal Securities. However, individuals, trusts, and estates that are subject to Oregon personal income tax will also generally be subject to the Oregon personal income tax on distributions from the fund that are derived from other types of income, including interest on Other Municipal Securities. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the fund, including income that is exempt for federal purposes. Shares of the fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

   The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular federal tax consequences to them of an investment in the fund, as well as with respect to the state and local tax consequences to them of an investment in the fund.


                            ADDITIONAL INFORMATION

   The fund is a business trust established under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated May 10, 1994. The fund commenced operations on May 23, 1994 under the name Smith Barney Shearson Oregon Municipals Fund. On October 14, 1994, the fund changed its name to Smith Barney Oregon Municipals Fund.


   Under Massachusetts' law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such ways so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.


Description of Shares

   The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

   Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

Voting Rights

   The shareholders of the fund are entitled to a full vote for each full share held (and a fractional vote for any fractional share held). The trustees of the fund have the power to alter the number and the terms of office of the trustees, and have terms of unlimited duration (subject to certain removal procedures) and may appoint their own successors, provided at least a majority of the trustees at all times have been elected by the shareholders of the fund. The voting rights of the shareholders of the fund are not cumulative, so that the holders of more than 50% of the shares can, if they choose, elect all of the trustees of the fund; the holders of the remaining shares of the fund would be unable to elect any of the trustees.

                             FINANCIAL STATEMENTS


   The fund's annual report for the fiscal year ended April 30, 2003 is incorporated herein by reference in its entirety. The annual report was filed on June 30, 2003, Accession Number 0000950136-03-001624.


                               OTHER INFORMATION

   Styles of Fund Management. In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Investor Series--our portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds
   We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray
   Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                  APPENDIX A

   Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

   S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

   Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

                                      AAA

   Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

   General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                      AA

   High Grade--The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

                                       A

   Good Grade--Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

   General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                      BBB

   Medium Grade--Of the investment grade ratings, this is the lowest.

   General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

   Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                               BB, B, CCC and CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

                                      Aaa

   Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                                      Ca

   Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

                                       C

   Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                  APPENDIX B

                     Proxy Voting Policies and Procedures


   The Board of Trustees of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.


   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                      SMITH BARNEY OREGON MUNICIPALS FUND

                                                           Statement of
                                                           Additional
                                                           Information




                                                           August 28, 2003


Smith Barney Oregon Municipals Fund
125 Broad Street
New York, NY 10004



                                                            [LOGO]




                                                    CITIGROUP GLOBAL MARKETS


                                                     A Member of citigroup

SMITH BARNEY OREGON MUNICIPALS FUND

PART A-Prospectus

PART B-Statement of Additional Information

PART C-Other Information


Item 23. Exhibits

All references are to the Registrant's registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on March 11, 1994 (the "Registration Statement") (File Nos. 33-52643 and 811-07149).

(a)(1) Registrant's Master Trust Agreement, dated March 10, 1994, is incorporated by reference to the Registration Statement.

(a)(2) Amendments to Master Trust Agreement dated October 14, 1994 and November 7, 1994, respectively, are incorporated by reference to Post-Effective Amendment No. 3 as filed with the SEC on November 23, 1994 ("Post-Effective Amendment No. 3").

(a)(3) Amendment to Registrant's Master Trust Agreement dated June 12, 1998, is incorporated by reference to Post-Effective Amendment No. 7 as filed with the SEC on August 28, 1998 ("Post-Effective Amendment No.7").

(b)(1) Registrant's By-Laws, dated March 10, 1994, are incorporated by reference to the Registration Statement.


(b)(2) Registrant's amended and restated By-Laws dated January 29, 2003 are filed herein


(c) Registrant's forms of stock certificates are incorporated by reference to Pre-Effective Amendment No. 3 as filed with the SEC on May 23, 1994 ("Pre-Effective Amendment No. 3").

(d)(1) Investment Advisory Agreement between the Registrant and Greenwich Street Advisors, dated May 23, 1994, is incorporated by reference to Pre-Effective Amendment No. 3.

(d)(2) Transfer and Assignment of Investment Advisory Agreement between the Registrant and Smith Barney Mutual Funds Management Inc., dated November 7, 1994, is incorporated by reference to Post-Effective Amendment No. 4 as filed with the SEC on July 6, 1995 ("Post-Effective Amendment No. 4").

(e)(1) Distribution Agreement between the Registrant and Smith Barney Shearson Inc., dated May 23, 1994, is incorporated by reference to Pre-Effective Amendment No. 3.

(e)(2) Form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 8 as filed with the SEC on June 18, 1999 ("Post-Effective Amendment No. 8")

(e)(3) Broker Dealer Contract is incorporated by reference to Post-Effective Amendment No. 8.

(e)(4) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC on August 23, 2000 ("Post-Effective Amendment No. 10").

(f)    Not Applicable.

(g)(1) Form of Custody Agreement between the Registrant and PNC Bank, National Association, is incorporated by reference to Post-Effective Amendment No. 4.


(g)(2) Form of Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 12.


(h)(1) Administration Agreement between the Registrant and Smith, Barney Advisers, Inc., dated May 23, 1994, is incorporated by reference to Pre-Effective Amendment No. 3.

(h)(2) Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc.), dated May 23, 1994, is incorporated by reference to Pre-Effective Amendment No. 3.

(h)(3) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 10.

(h)(4) Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company (currently known as Travelers Bank & Trust, fsb.) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 10.

(i)    Not Applicable.

(j)    Consent of Independent Auditors is filed herein.

(k)    Not Applicable.

(l) Purchase Agreement between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Pre-Effective Amendment No. 3.

(m)(1) Amended Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney, Inc. is incorporated by reference to Post-Effective Amendment No. 3.

(m)(2) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 8.

(m)(3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 10.


(m)(4) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is filed herein.


(n)    Not Applicable.

(o) Form of Registrant's Amended Rule 18f-3(d) Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 7.


(p)(1) Code of Ethics - North America is incorporated by reference to Post-Effective Amendment No. 10.

(p)(2) Code of Ethics of Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.) is filed herein.


Item 24.  Persons Controlled by or Under Common Control with Registrant

       None.

Item 25.  Indemnification

       The response to this item is incorporated by reference to Pre-Effective Amendment No. 1.

Item 26.  Business and Other Connections of Investment Adviser

Investment Adviser -Smith Barney Fund Management LLC ("SBFM"). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is an indirect wholly owned subsidiary of Citigroup Inc.


SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27.  Principal Underwriters


(a) Citigroup Global Markets Inc. ("CGM")(formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     CGM is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Allocation Series Inc., Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).


(c)  Not applicable.

Item 28.  Location of Accounts and Records


(1)  Smith Barney Oregon Municipals Fund
     125 Broad Street
     New York, New York 10004


(2)  With Respect to Registrant's Investment Advisor:
     Smith Barney Fund Management LLC
     399 Park Avenue
     New York, New York 10022


(3)  With Respect to Registrant's Custodian:
     State Street Bank and Trust, fsb.
     225 Franklin Street
     Boston, MA  02110


(4)  With Respect to Registrant's Transfer Agent:
     Citicorp Trust Bank, fsb.
     125 Broad Street
     New York, New York 10004


(5)  With Respect to Registrant's Sub-Transfer Agent:
     PFPC Global Fund Services
     P. O. Box 9699
     Providence, RI 02940-9699


(6)  With Respect to Registrant's Distributor:
     Citigroup Global Markets Inc.
     388 Greenwich Street
     New York, New York 10013


Item 29.  Management Services

          Not Applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Fund, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of August, 2003.




                                   SMITH BARNEY OREGON MUNICIPALS FUND




                                   By: /s/ R. Jay Gerken
                                   R. Jay Gerken
                                   Chairman of the Board



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.



Signature                      Title                            Date

/s/ R. Jay Gerken              Chairman of the Board,           August 27, 2003
R. Jay Gerken                  President and Chief
                               Executive Officer


/s/ Richard L. Peteka          Treasurer and Chief              August 27, 2003
Richard L. Peteka              Financial and Accounting
                               Officer


/s/ Herbert Barg*              Trustee                          August 27, 2003
Herbert Barg

/s/Dwight B. Crane*            Trustee                          August 27, 2003
Dwight B. Crane


/s/Burt N. Dorsett*            Trustee                          August 27, 2003
Burt N. Dorsett


/s/Elliot S. Jaffe*            Trustee                          August 27, 2003
Elliot S. Jaffe


/s/Stephen E. Kaufman*         Trustee                          August 27, 2003
Stephen E. Kaufman


/s/Joseph J. McCann*           Trustee                          August 27, 2003
Joseph J. McCann


/s/Cornelius C. Rose, Jr.*     Trustee                          August 27, 2003
Cornelius C. Rose, Jr.


* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 27, 2002.



/s/ R. Jay Gerken
R. Jay Gerken

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby makes, constitutes and appoints R. Jay Gerken, Christina T. Sydor, Lewis
E. Daidone, Richard L. Peteka, Thomas C. Mandia and Michael Kocur, and each and any one of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director or Trustee of the Greenwich Street Series Fund, Smith Barney Appreciation Fund Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Investment Trust, Smith Barney Massachusetts Municipals Fund, Smith Barney Oregon Municipals Fund and Smith Barney Sector Series Inc., all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-2 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 27th day of September 2002.

/s/ Herbert Barg                            /s/ Elliot S. Jaffe
----------------------------------          --------------------------------
Herbert Barg                                Elliot S. Jaffe

/s/ Alfred J. Bianchetti                    /s/ Stephen E. Kaufman
----------------------------------          --------------------------------
Alfred J. Bianchetti                        Stephen E. Kaufman

/s/ Dwight B. Crane                         /s/ Joseph J. McCann
----------------------------------          --------------------------------
Dwight B. Crane                             Joseph J. McCann

/s/ Burt N. Dorsett                         /s/ Cornelius C. Rose, Jr.
----------------------------------          --------------------------------
Burt N. Dorsett                             Cornelius C. Rose, Jr.

EXHIBIT INDEX


Exhibit No.         Exhibit
-----------         -------

(b)(2)              Amended and Restated By-Laws

(j)                 Consent of Independent Auditors

(m)(4)              Form of Amended and Restated Shareholder Services and
                    Distribution Plan

(p)(2)              Code of Ethics - Citigroup Global Markets Inc.